                                  AMENDMENT NO. 3
                             TO CONTRACT NO.  L-90-5140
                                   BY AND BETWEEN
            THE METROPOLITAN GOVERNMENT OF NASHVILLE AND DAVIDSON COUNTY
                                        AND
                              ENVIROTEST SYSTEMS CORP.

                       (FORMERLY HAMILTON TEST SYSTEMS, INC.)

     This Amendment to Contract No. L-90-5140 is made effective this 19th day of December, 1995, by and between the Metropolitan Government of Nashville and Davidson County (hereinafter "Metropolitan Government") and Envirotest Systems Corp. (hereinafter "Contractor"), the successor corporate name for Hamilton Test Systems, Inc. a for-profit corporation, authorized to do business in the State of Tennessee and having its principal offices and place of business at Phoenix, Maricopa County, Arizona.

     WHEREAS, the Metropolitan Government of Nashville and Davidson County has a contract (No. L-90-5140) with Contractor to operate the light duty motor vehicle inspection and maintenance program in Davidson County; and

     WHEREAS, Section 24 of the Contract provides for an additional 3-year term of the Contract to December 31, 1998 if the Metropolitan Government decides to continue the program;

     WHEREAS, the Metropolitan Government gave notice to Contractor of its decision to continue the program by letter dated May 15, 1995 and Contractor exercised its right to extend the contract by letter dated August 1, 1995; and

     WHEREAS, the Metropolitan Government has received and will continue to receive $1.10 for each motor vehicle registered and tested in Davidson County; and

     WHEREAS, Contractor has foregone any price increase to the public in the additional 3-year term; and

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     WHEREAS, the amendment is in the public's best interests, and pursuant to
Section 24 of Contract No. L-90-5140, it must be approved by the Metropolitan Council prior to taking effect.

     NOW, THEREFORE, for good and valuable consideration, the parties agree to amend Contract No. L-90-5140 as follows:

     1. Section 3, entitled TERM, is hereby amended by deleting "1995" and in its place substituting "1998".

     2. Section 2, entitled CONSIDERATION, is hereby amended by deleting the last sentence thereof and substituting instead the following:

     In consideration of the exclusive right to inspect Light-Duty Motor Vehicles, excepting Fleets, for compliance with Regulation No. 8 granted by this Contract, and in consideration of the expenses relating to the Metropolitan Government's duty to supervise the vehicle inspection program and to perform its obligations under this Contract, the Contractor shall remit to the Metropolitan Government one dollar and ten cents ($1.10) for each Light-Duty Motor Vehicle registered in Davidson County pursuant to Chapter 4 of Title 55 of the Tennessee Code Annotated it shall inspect in Davidson County, exclusive of the one free re-test allowed by Regulation No. 8.

     3. All other terms and conditions of Contract No. L-90-5140, as amended, shall remain in full force and effect.

     4. This Amendment No. 3 shall not take effect until approved by Resolution of the Metropolitan Council as provided in Section 24 of this Contract.

     WHEREFORE, in reliance upon the premises and representations made hereinabove, the Metropolitan Government of Nashville and Davidson County and Envirotest Systems Corp., hereby acknowledge and execute this Amendment No. 3 to Contract No. L-90-5140, effective on the date first stated above and as shown by the signatures of their authorized representatives herein below.


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THE METROPOLITAN GOVERNMENT OF
NASHVILLE AND DIVIDSON COUNTY:          ENVIROTEST SYSTEMS CORP.:

[illegible]                             [illegible]
---------------------------------       ---------------------------------
Director of Health                      President and Chief
                                        Executive Officer

[illegible]
---------------------------------
Chairman, Metropolitan Board of Health


APPROVED AS TO AVAILABILITY OF FUNDS:

[illegible]
---------------------------------
Director of Finance


APPROVED AS TO LEGALITY
OF FORM AND COMPOSITION:

[illegible]
---------------------------------
Metropolitan Attorney


APPROVED AS TO PURCHASING
PROCEDURES:

[illegible]
---------------------------------
Purchasing Agent

[illegible]
---------------------------------
Metropolitan County Mayor


ATTEST:

/s/ Marilyn S. Swing
---------------------------------
Metropolitan Clerk
shown by the signatures of their authorized representatives hereinbelow.

THE METROPOLITAN GOVERNMENT OF
NASHVILLE AND DIVIDSON COUNTY:          ENVIROTEST SYSTEMS CORP.:

[illegible]                             [illegible]
---------------------------------       ---------------------------------
Director of Health                      President and Chief
                                        Executive Officer

[illegible]
---------------------------------
Chairman, Metropolitan Board of Health


APPROVED AS TO AVAILABILITY OF FUNDS:

[illegible]
---------------------------------
Director of Finance


APPROVED AS TO LEGALITY
OF FORM AND COMPOSITION:

[illegible]
---------------------------------
Metropolitan Attorney


APPROVED AS TO PURCHASING
PROCEDURES:

[illegible]
---------------------------------
Purchasing Agent

[illegible]
---------------------------------
Metropolitan County Mayor



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ATTEST:

/s/ Marilyn S. Swing
---------------------------------
Metropolitan Clerk


























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